Exhibit 10.5

                              EMPLOYMENT AGREEMENT
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      This  is  an  Employment  Agreement   ("Agreement")   between  Mediscience
Technology Corp., a New Jersey corporation (the "Company"), and Peter Katevatis (the "Employee") dated on this 15th day of March1992.

                                    RECITALS
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      WHEREAS, the Company and its Board of Directors have determined that it is to the advantage and interest of the Company to avail itself of the services and expertise of the Employee; and

      WHEREAS, the parties hereto desire by this Agreement to provide for the employment of the Employee by the Company as its Chief Executive Officer and President;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the Company and the Employee agree as follows;

      1. Employment;  Duties: Authority. Effective the date first above written,
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the Company  shall  employ the  Employee,  and the  Employee  shall serve in the position of Chief Executive Officer and President of the Company, subject to the provisions of this Agreement. In such capacities, the Employee shall generally administer the business of the Company. In the performance of his duties hereunder, the Employee shall have the authority to enter into contracts and incur obligations on behalf of the Company, to order the disbursement of funds in payment thereof, and to take such other actions as may be in furtherance of the administration of the Company's business. In addition, the Employee shall have the authority to make any and all decisions, relating to the hiring or dismissing of any or all employees of the Company and to make any and all decisions relating to the engaging or terminating of any and all outside consultants and professional advisors, such as, but not limited to, accountants, lawyers and investment counsel.

      2.  Term.  Subject  to  the  provisions  for  termination  as  hereinafter
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provided, the term of this Agreement shall be five (5) years,  commencing on the date hereof and terminating on the fifth anniversary date of the date hereof.

      3. Extent of Services.  The Employee shall devote substantially all of his
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time and  energies to the  Company's  business,  but it is  understood  that the
Employee's duties shall not require him to render his entire business time and attention to the performance of his duties hereunder, and the Employee may engage in other business activities, including, but not limited to, services that may be rendered to third parties' in his capacity as an attorney, or in other consulting capacities, provided that the pursuit of such other business activities does not materially impair the performance by the Employee of his duties as Chief Executive Officer and President of the Company. With the exception of those obligations to which the Employee is subject as of the date of this Agreement, the Employee shall not, during the term of his employment by the Company hereunder, directly or indirectly, either as principal, agent, stockholder, or in any other capacity, engage in any enterprise or business which is in competition with the business of the Company as now or hereafter conducted. For purposes hereof, a business will be deemed in competition if it involves the rendering of medical services or the research, development, marketing and/or manufacture of medical devices or equipment or such other activities that may be the same as, or substantially similar to those, pursued by the Company. The Employee expressly agrees that upon a breach or violation of this paragraph, the Company, in addition to all other remedies, shall have the right to injunctive relief. Any fees or honorarium received by the Employee for his professional services, or other business activities engaged in by the Employee outside the scope of his duties herein, shall constitute the sole property of the Employee.

4.    Compensation.
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      (a) As  compensation  for  services  rendered by the  Employee  under this
Agreement, from and after the date hereof the Company shall pay the Employee a base salary of not less than One Hundred and Ninety Thousand ($190,000) Dollars per annum, payable in such installments, not less frequently than monthly, as may be determined by the Board of Directors of the Company.

      (b) The Employee's base salary shall be increased annually. Such increase shall be based upon such criteria as increases in the Consumer Price Index and the Employee's contribution to the successful operation of the Company, but in no case shall any annual increase be less than six (6%) percent of the Employee's base salary for the year immediately preceding such increase. Any such increase shall become effective on January 15 of each respective year of employment.

      (c) In addition to his base salary hereunder, the Employee shall be paid annually a bonus ("Annual Bonus") in an amount to be determined in accordance with a formula to be mutually agreed upon by the Employee and the Board of Directors of the Company. Any payments required under this paragraph shall be made within sixty (60) days of January 15 of each respective year of employment. Advances against the bonus may be paid periodically during the year at the discretion of the Board of Directors of the Company.

      (c) The Company believes that it is necessary for the proper performance of the Employee's responsibilities that he have use of an automobile and shall, at its own option, either lease or purchase an automobile for the Employee's use at an annual cost to the Company of Twelve Thousand ($12,000) Dollars per year plus any deposits necessary to initiate such a lease or consummate such a purchase. In addition, the Company shall either pay for or reimburse the Employee for the cost of parking, insurance, maintenance and repair on said automobile and the costs of operating the automobile in the performance of his duties herein.

      (d) The Company believes that it is necessary for the proper performance of the Employee's responsibilities that he retain membership in an appropriate club to be used by him for business purposes and shall reimburse the Employee for the annual membership dues in such a club.

      (e) Should the Employee in his discretion employ personal legal counsel in connection with the drafting or subsequent interpretation and/or implementation of this Agreement, the Company shall reimburse him the reasonable fees and expenses incurred by him.

      (f) Should the Employee in his discretion require personal legal counsel in connection with the performance of his duties hereunder, the Company shall provide the Employee with the services of the Company's counsel at the Company's expense or, if desired by the Employee, the Company employ outside counsel of the Employee's choice, and the Company shall reimburse the Employee for the reasonable fees and expenses incurred by him to employ outside counsel of his choice.

6.  Vacations:  Holidays.  The  Employee  shall be  entitled  to an annual  paid
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vacation of six (6) weeks during each fiscal year of the  Company.  In addition, the Employee shall receive those holidays which have been traditionally observed by other executive officers of the Company. Further, the Employee shall be entitled to such number of days absence each year due to sickness or personal reasons as provided in the Company's benefits plan as may be in effect for executive officers.

8.    Termination.
      -----------

      (a) Termination with Cause. The Company may terminate the Employee's employment hereunder with cause, provided that the Company must deliver to the Employee at least ninety (90) days' advance written notice of its intention to so terminate this Agreement, specifying in reasonable detail the cause for termination and the intended termination date.

      For purposes hereof, the term "with cause" shall mean:

      (ii) chronic alcoholism or drug addition and which does, in fact, adversely and directly affect the business of the Company and which remains uncured for a period of ninety (90) days after written notice to the Employee of actions detrimental to the Company;

      (ii) conviction of a felony involving moral turpitude relating to the business of the Company and which does, in fact, adversely and directly affect the business of the Company;

      (iii) the adjudication by a court of competent jurisdiction that the Employee has committed any acts of fraud or dishonesty resulting or intended to result directly or indirectly in personal enrichment at the expense of the Company.

        Upon the termination of the Employee's employment as provided herein, he shall have no further obligations under this Agreement and the Company's sole obligation under this Agreement shall be to pay to the Employee the full amounts of his base salary, accrued bonus, and unreimbursed expenses, if any, for the period through and including the date of termination only. Any payments required by this paragraph shall be made within sixty (60) days of the date of termination.

      (b)  Termination   without  Cause,  (i)  The  Company  may  terminate  the
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Employee's  employment  at any time upon sixty (60) days  written  notice to the
Employee specifying the intended date of termination. For the purposes of this subparagraph 8(b)(i) "termination" shall not include non-renewal of this Agreement upon the expiration of the term herein; (ii) in the event of the termination of the Employee's employment pursuant to subparagraphs 8(b)(i) above, the Employee shall have no further obligations to the Company under this Agreement and the Company shall have no further obligations to the Employee, except to pay to the Employee all unreimbursed expenses for the period up to the termination date; one hundred (100%) percent of his base salary for the balance of the term of this Agreement, as if this Agreement had not been terminated; and two hundred (200%) percent of his annual bonus as paid for the most recently ended fiscal year. For example, if the Employee's employment was terminated without cause pursuant to this Section 8(b) effective on the second anniversary of this Agreement, the Company would be required to pay to the Employee an amount equal to his unreimbursed expenses through the termination date, ^Jas his base salary for the third, fourth and fifth years of the term of this Agreement, plus 200% of his bonus from the most recently ended fiscal year. In determining the Employee's base salary for purposes of this subparagraph 8(b)(ii), the Employee's base salary shall be that base salary in effect on the date before his termination of employment. All payments required by this paragraph shall be made within sixty (60) days of the date of termination.

      (c)  Termination by the Employee.  This Agreement may be terminated at any
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time by the Employee upon sixty (60) days written notice to this Company. In the event os such termination neither the Employee nor the Company shall have any further obligations under this Agreement, except the Company shall pay to the Employee the full amounts of his base salary and unreimbursed expenses, if any, for the period up to the date of termination. Any payments required by this paragraph shall be made within sixty (60) days of the date of termination.

      9.  Death.  In the event of the death of the  Employee  during the term of
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this Agreement,  this Agreement shall terminate  effective as of the date of the
Employee's   death  and  the   Company   shall  pay  the   Employee's   personal
representative or nominee the unpaid compensation, including base salary and accrued, but unreimbursed expenses due the Employee through the last day of the month following the month in which his death shall have occurred. All payments pursuant to this paragraph shall be made by the Company within sixty (60) days of the date of Employee's death.

      10.  Sickness;  Accident.  In the  event  that the  employee  is unable to
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perform  the  full-time  duties  of his  employment  by reason  of  accident  or sickness, and has used all of his accumulated sick days and personal days, the Company shall continue to pay the Employee his full compensation herein during such period of his disability, not to exceed, however, one hundred eighty (180) days from the commencement of such disability. Successive periods of disability of the Employee's failure to perform his full-time duties on account of accident or sickness shall be considered separate periods. Notwithstanding anything in this paragraph to the contrary, the Company shall deduct from the amount otherwise payable hereunder that amount which becomes payable to the Employee pursuant to any disability income insurance contract, the premiums for which have been paid by the Company.

      11.  Indemnification.  The Company  shall  indemnify and hold harmless the
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Employee  against  expenses,  judgments,  fines and amounts  paid in  settlement
(collectively "Losses") incurred in connection with the performance of his duties hereunder. Any payments required by this paragraph shall be made within sixty (60) days of the date on which the Employee shall have incurred the underlying Losses giving rise to such obligation.

      12.  Conversion  of Unpaid  Obligations.  In the event that the Company is
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unable  to  make  payment  in  full to the  Employee  of any of its  obligations hereunder as they become due, including particularly but without limiting thereto, any obligation upon termination of the Employee's employment or to indemnify the Employee, such obligations shall be converted to a note bearing interest at the prime rate of Chase Manhattan Bank as published in the Wall Street Journal on the day such obligations becomes due. Such note shall require equal quarterly payments of interest and principal such that the obligations is paid in full one (1) year from its original due date.

      13.  Notices.  Any notice or other  communication  required  or  permitted
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hereunder shall be in writing and shall be delivered personally, or telegraphed, telexed, sent by facsimile transmission, sent by certified, registered or express mail, postage prepaid, or by reputable air courier. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, two days after the date of deposit in the United States mail or, if sent by courier, one day after the date of deposit with such courier, addressed as follows: If to the Company, addressed to:

           Mediscience Technology Corp.
           1235 Folkestone Way
           Cherry Hill, New Jersey 08034

           with a copy to:

           Kaufmann Gildin & Carlin
           777 Third Avenue
           New York, New York 10017

           If to Employee, addressed to:

           Mr. Peter Katevatis
           1235 Folkestone Way
           Cherry Hill, New Jersey 08034

      Any party may change its address for notice hereunder by notice to the other party hereto.

      14. Assignability.  This Agreement shall not be assignable by either party
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hereto  without  the prior  written  consent  of the other  party,  and any such purported assignment shall be void at initio: provided,  however, that Executive
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may not unreasonably withhold his consent to such assignment by the Company.

      15. Arbitration. At the option of the Employee, any disputes arising under
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or related to this  Agreement  shall be determined  exclusively  by  arbitration
before  the   American   Arbitration   Association   ("AAA")  in   Philadelphia,
Pennsylvania, or another location mutually agreed upon, and shall be conducted in accordance with the Commercial Rules of the AAA then in effect.

      16.  Governing  Law.  The  parties  agree  that  this  Agreement  shall be
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construed and governed in accordance  with the internal laws of the State of New
York applicable to agreements made and to be performed entirely within such state.

      17. Binding Effect.  This Agreement shall be binding upon and inure to the
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benefit of the parties hereto and their respective heirs, legal representatives, executors, administrators, successors and assigns, subject to the limitations on assignment referred to in Section 6.2 hereof.

      18. Counterparts.  This Agreement may be executed simultaneously in one or
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more  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

      19. Entire Agreement.  This Agreement  represents the entire agreement and
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understanding  of the  parties  hereto  with  respect to the  matters  set forth
herein,  this  Agreement   supersedes  all  prior   negotiations,   discussions,
correspondence,   communications,  understandings  and  agreements  between  the parties, written or oral, relating to the subject matter of this Agreement This Agreement may be amended, superseded, canceled, renewed, or extended and the terms hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance.

      20.  Waivers.  No delay on the part of any party in exercising  any right,
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power or privilege  hereunder shall operate as a waiver  thereof.  Nor shall any waiver on the part of any party of any such right, power or privilege hereunder, nor any single pr partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

      21. Headings.  The headings in this Agreement are inserted for convenience
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only and are not to be considered in the  interpretation  or construction of the provisions hereof.

      IN WITNESS WHEREOF, the Company and Employee have signed this Agreement as of the day and year written above.

                                                MEDISCIENCE TECHNOLOGY CORP.

                                                /s/ Winston Frost
                                                -------------------------------
                                                Winston Frost

                                                /s/ Peter Katevatis
                                                -------------------
                                                Peter Katevatis